UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 6, 2014
(Date of earliest event reported)

US Ecology, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-11688 (Commission File Number)	95-3889638 (IRS Employer Identification Number)

251 E. Front St., Suite 400 Boise, ID (Address of principal executive offices)		83702 (Zip Code)

(208) 331-8400
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement.

On April 6, 2014, US Ecology, Inc. (the “Company”) entered into a definitive Stock Purchase Agreement by and among the Company, EQ Parent Company, Inc. (dba The Environmental Quality Company (“EQ”)) and EQ Group, LLC (the “Seller”) for the Company to acquire EQ, a fully-integrated environmental services and waste management organization based in Wayne, Michigan with facilities throughout the Eastern U.S., for a total enterprise value of $465 million, subject to adjustment based on net working capital at closing.

The agreement contains customary representations, warranties, covenants and indemnification provisions. Subject to regulatory approval and satisfaction of the closing conditions set forth in the agreement, the Company expects the acquisition to close in the second or third quarter of 2014. The closing is subject to customary conditions, including clearance under the Hart-Scott Rodino Act. The agreement may be terminated by each of the Company and the Seller under specified circumstances, including by mutual consent or if the respective closing obligations of the parties are not fulfilled by January 6, 2015.

The Company intends to fund the acquisition and fees and expenses relating to the acquisition with a combination of cash on hand and committed debt financing, consisting of a new $540 million credit facility made up of approximately $415 million in term debt and a $125 million 5-year Revolving Credit Facility. On April 6, 2014, the Company executed a debt commitment letter with affiliates of Wells Fargo Bank and Credit Suisse pursuant to which Wells Fargo and Credit Suisse committed to act as Joint Arrangers for the new credit facility. The debt commitment is subject to customary terms and conditions, including the negotiation of the terms of the new credit facility.

Item 7.01 – Regulation FD Disclosure.

On April 7, 2014, the Company issued a press release announcing the execution of the Stock Purchase Agreement. A copy of the press release is furnished as Exhibit 99.1 to this report.

The Company will host a conference call on Monday, April 7 at 9:00 am Eastern Daylight Time to discuss this acquisition. Attached as Exhibit 99.2 is the presentation materials that will be provided during this conference call.

The information in Item 7.01 of this report (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference under any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated April 7, 2014

99.2	Presentation dated April 7, 2014

2

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

US Ecology, Inc.

Date: April 7, 2014	By: /s/ Eric L. Gerratt
Eric L. Gerratt
Executive Vice President and Chief Financial Officer

3

Index to Exhibits

Exhibit Number	Description

99.1	Press Release dated April 7, 2014

99.2	Presentation dated April 7, 2014

4